UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2024

High Wire Networks, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53461	81-5055489
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 North Lincoln Street Batavia, Illinois	60510
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 974-4000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HWNI	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On November 19, 2024, High Wire Networks, Inc. (the “Company”) determined that the Company’s interim financial statements (collectively, the “Prior Period Financial Statements”) as of and for the fiscal period ended June 30, 2024 (the “Non-Reliance Period”) included in the Company’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on August 23, 2024 (the “Form 10-Q”) should no longer be relied upon. Management and the Audit Committee of the Board of Directors have determined that the errors (described below) in the unaudited interim consolidated financial statements for the Non-Reliance Period require a restatement of the Prior Period Financial Statements. Accordingly, investors should no longer rely upon the Company’s Prior Period Financial Statements for this period and any earnings releases, investor presentations or other communications relating to this period.

During the preparation of the Company’s financial statements as of and for the fiscal period ended September 30, 2024, the Company identified a material expense which should have been recognized in the fiscal period ended June 30, 2024 when the expense was incurred. The expense had erroneously not been recorded in the originally issued Form 10-Q. The errors in the unaudited condensed consolidated financial statements for the June 30, 2024 Non-Reliance Periods noted above will be corrected in the restated financial statements for the June 30, 2024 Non-Reliance Period in an amendment to the previously-filed Form 10-Q.

The Company’s management and members of the Audit Committee of the Board of Directors have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Sadler, Gibb & Associates, LLC, the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

High Wire Networks, Inc.

Date: November 22, 2024	By:	/s/ Mark Porter
	Name:	Mark Porter
	Title:	Chief Executive Officer

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